Exhibit 99.1

For Immediate Release

Media Relations Contacts:

Mr. Andrew Shane

andrew.shane@idearc.com

972/453-6473

Investor Relations Contact:

Mr. Ryan Gaddy

ryan.gaddy@idearc.com

972/453-8724

Idearc announces 2008 results

Remains focused on strengthening business and balance sheet

DALLAS – March 12, 2009 – Idearc Inc. (OTC: IDAR) today announced financial results for the fourth quarter and year ended December 31, 2008.

“Idearc’s fourth quarter financial results are disappointing as we expected,” said Scott W. Klein, chief executive officer of Idearc Inc.  “We are making progress on our transformational and cost-cutting initiatives.  However, the unprecedented economic challenges this nation is facing are creating never-before-seen obstacles for our clients and, as a result, for us as well.”

Financial Summary

Idearc reports financial results on a GAAP basis and on an adjusted basis to eliminate the impact of transition and restructuring costs, impairment charges and certain stock-based compensation.  Impairment charges in the fourth quarter of 2008 include non-cash charges of $225 million primarily associated with the write down of intangible assets.  The adjusted basis measures are described and are reconciled to the corresponding GAAP measures in the accompanying financial schedules.

For the year ending December 31, 2008, Idearc reported multi-product revenues of $2,973 million, a 6.8 percent decrease compared to the same period in 2007.  Annual Internet revenue was $300 million, a 5.3 percent increase compared to the same period in 2007.

The Company reported fourth quarter 2008 multi-product revenues of $709 million, a 9.9 percent decrease compared to the same period in 2007.  The Company reported Internet revenue of $77 million in the fourth quarter, a 2.7 percent increase compared to the same period in 2007.

The Company reported 2008 earnings before interest, taxes, depreciation and amortization (EBITDA) of $1,004 million including impairment charges, a 29.8 percent decrease compared to the same period in 2007.  Reported 2008 EBITDA margins were 33.8 percent including impairment charges, compared to 44.9 percent in the same period in 2007.  On an adjusted basis, 2008 EBITDA was $1,272 million, a 16.2 percent decrease compared to the same period in 2007.  Adjusted EBITDA margins were 42.8 percent, compared to 47.6 percent in the same period in 2007.

For 2008, the Company reported fourth quarter EBITDA of $48 million including impairment charges, an 85.6 percent decrease compared to the same period in 2007. The Company reported EBITDA margins of 6.8 percent in the fourth quarter including impairment charges, compared to 42.3 percent in the same period in 2007.  On an adjusted basis, fourth quarter EBITDA was $287 million, an 18.0 percent decrease compared to the same period in 2007.  Adjusted EBITDA margins were 40.5 percent in the fourth quarter 2008, compared to 44.5 percent in the same period in 2007.

The Company reported 2008 net income of $183 million including impairment charges, a 57.3 percent decrease compared to the same period in 2007.  On an adjusted basis, 2008 net income was $353 million, a 27.1 percent decrease versus the same period in 2007.

The Company reported a fourth quarter net loss of $77 million including impairment charges.  On an adjusted basis, fourth quarter net income was $74 million, a decrease of 32.7 percent versus the same period in 2007.

Free cash flow for the twelve months ended December 31, 2008 was $307 million based on cash from operating activities of $363 million, less capital expenditures of $56 million.

Multi-product advertising sales for the fourth quarter declined 12.8 percent compared to 2007. On a full year basis, multi-product advertising sales declined 9.8 percent compared to 2007.

Update on Liquidity and Capital Structure

As of December 31, 2008, Idearc had cash and cash equivalents of $510 million. As previously reported, in October 2008, the Company borrowed $247 million under its existing $250 million revolving credit facility.

At December 31, 2008, the Company was in compliance with its quarterly leverage ratio covenant.  However, based on current forecasts, the Company anticipates that it may be noncompliant with this covenant sometime in the first half of 2009.  Additionally, because the December 31, 2008 financial statements the Company will provide to its lenders includes a report of its independent registered public accounting firm that contains an explanatory paragraph expressing doubt as to Idearc’s ability to continue as a going concern, the Company will be noncompliant with a second covenant. Noncompliance with this covenant is considered an event of default under the senior secured facilities thirty days following notice of such default from the lenders. Upon an event of default, absent other potential remedies, the lenders may declare the total secured debt outstanding to be due and payable and upon acceleration, the Company’s unsecured notes would also become due and payable.

Idearc has evaluated various options for restructuring its capitalization and debt service obligations to alleviate these covenant issues and to create a capital structure that will permit the Company to remain a going concern. Idearc and its advisors have considered various alternatives to strengthen its balance sheet and financial risk profile. Among these alternatives, the Company is currently considering a restructuring through a “pre-packaged”, “pre-negotiated”, or similar plan of reorganization under federal bankruptcy laws. Idearc and its advisors continue to work with representatives of holders of both the senior secured facilities and the senior unsecured notes in this regard.  If the Company is unable to achieve a “pre-packaged”, “pre-negotiated”, or similar plan of reorganization, it would likely be necessary that the Company file for reorganization under federal bankruptcy laws in any event.

“Simply stated, restructuring our capitalization and debt obligations to a more appropriate level will provide us with the opportunity to prosper and grow in the years ahead,” Klein said. “We are dedicated to implementing an appropriate capital structure to support our new strategic business plans and objectives.  A debt restructuring plan that will strengthen Idearc’s financial condition will position the Company to compete more effectively in a challenging and rapidly evolving economic environment.

“We would expect the Company to operate as usual throughout the restructuring process and continue to meet its obligations to consumers, clients and employees, just as we do now and have done in the past.”

In light of its ongoing review of alternatives for strengthening its balance sheet and financial risk profile, the Company will not host a conference call for investors this quarter and will not be providing an update on earnings guidance for 2009. For a more detailed discussion of the Company’s restructuring activities, please see the Company’s Annual Report on Form 10-K for the period ended December 31, 2008, filed on March 12, 2009 with the Securities and Exchange Commission and available online on the Idearc website, www.idearc.com, and at www.SEC.gov.

Certain statements included in this press release and the hyperlinked materials constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect Idearc management’s current views with respect to Idearc’s financial performance and future events with respect to its business and industry in general. Statements regarding Idearc’s exploration of alternatives related to its capital structure are forward-looking statements.  Statements that include the words “believe,” “will,” “anticipate,” “foresee,” and similar expressions identify forward-looking statements. Idearc cautions you not to place undue reliance on these forward-looking statements. The following important factors could affect future results and could cause those results to differ materially from those expressed in the forward-looking statements: (i) risks related to Idearc’s inability to successfully implement any potential restructuring through a “pre-packaged”,  “pre-negotiated” or similar plan of reorganization under federal bankruptcy laws; (ii) risks related to Idearc’s substantial indebtedness, including covenant compliance; (iii) risks related to Idearc’s declining print revenue, including a reduction in customer spending resulting from the current economic downturn; (iv) limitations on Idearc’s operating and strategic flexibility under the terms of its debt agreements; (v) changes in Idearc’s competitive position due to competition from other yellow pages directories publishers and other traditional and new media and its ability to anticipate or respond to changes in technology and user preferences; (vi) declining use of print yellow pages directories; (vii) access to capital markets and changes in credit ratings; (viii) changes in the availability and cost of paper and other raw materials used to print directories and reliance on third-party printers and distributors; (ix) increased credit risk associated with reliance on small- and medium-sized businesses, in particular in the current economic environment; (x) changes in operating performance; (xi) Idearc’s ability to attract and retain qualified executives; (xii) Idearc’s ability to maintain good relations with its unionized employees; (xiii) changes in U.S. labor, business, political and/or economic conditions; (xiv) changes in governmental regulations and policies and actions of regulatory bodies; and (xv) risks associated with Idearc’s obligations under agreements entered into with Verizon in connection with the spin-off. For a discussion of these and other risks and uncertainties, see Idearc Inc.’s periodic filings with the Securities and Exchange Commission, which you may view at www.sec.gov, and in particular, Idearc Inc.’s Annual Report on Form 10-K.

IDEARC INC.

Consolidated Statements of Income

Reported (GAAP)

Year Ended December 31, 2008 Compared to Year Ended December 31, 2007

(dollars in millions, except per share amounts)

	Year Ended	Year Ended
Unaudited	12/31/08	12/31/07	% Change
Operating Revenue
Print products	$2,670	$2,900	(7.9)
Internet	300	285	5.3
Other	3	4	(25.0)
Total Operating Revenue	2,973	3,189	(6.8)

Operating Expense
Selling	700	726	(3.6)
Cost of sales (exclusive of depreciation and amortization)	608	628	(3.2)
General and administrative	436	404	7.9
Impairments	225	—	*
Depreciation and amortization	78	88	(11.4)
Total Operating Expense	2,047	1,846	10.9

Operating Income	926	1,343	(31.0)
Interest expense, net	647	676	(4.3)
Income Before Provision for Income Taxes	279	667	(58.2)
Provision for income taxes	96	238	(59.7)
Net Income	$183	$429	(57.3)

Basic and Diluted Earnings per Common Share (1)	$1.25	$2.94	(57.5)
Basic and diluted weighted-average common shares outstanding (in millions)	146	146

Dividends Declared per Common Share	$0.3425	$1.37

Prior period amounts presented above and in the following schedules have been reclassified to conform to current period presentation.

Note:

(1)  Equity based awards granted in 2008 and 2007 had no material impact on the calculation of diluted earnings per common share.

IDEARC INC.

Consolidated Statements of Income

Reported (GAAP)

Three Months Ended December 31, 2008 Compared to Three Months Ended December 31, 2007

(dollars in millions, except per share amounts)

	3 Mos. Ended	3 Mos. Ended
Unaudited	12/31/08	12/31/07	% Change
Operating Revenue
Print products	$632	$711	(11.1)
Internet	77	75	2.7
Other	—	1	(100.0)
Total Operating Revenue	709	787	(9.9)

Operating Expense
Selling	159	182	(12.6)
Cost of sales (exclusive of depreciation and amortization)	147	159	(7.5)
General and administrative	130	113	15.0
Impairments	225	—	*
Depreciation and amortization	19	22	(13.6)
Total Operating Expense	680	476	42.9

Operating Income	29	311	(90.7)
Interest expense, net	156	171	(8.8)
Income (Loss) Before Income Taxes	(127)	140	*
Provision (benefit) for income taxes	(50)	40	*
Net Income (Loss)	$(77)	$100	*

Basic and Diluted Earnings (Loss) per Common Share (1)	$(0.53)	$0.68	*
Basic and diluted weighted-average common shares outstanding (in millions)	146	146

Dividends Declared per Common Share	$—	$0.3425

Note:

(1)  Equity based awards granted in 2008 and 2007 had no material impact on the calculation of diluted earnings per common share.

IDEARC INC.

Consolidated Statements of Income

Adjusted (Non-GAAP)(1)

Year Ended December 31, 2008 Compared to Year Ended December 31, 2007

(dollars in millions, except per share amounts)

	Year Ended	Year Ended
Unaudited	12/31/08	12/31/07	% Change
Operating Revenue
Print products	$2,670	$2,900	(7.9)
Internet	300	285	5.3
Other	3	4	(25.0)
Total Operating Revenue	2,973	3,189	(6.8)

Operating Expense
Selling	700	726	(3.6)
Cost of sales (exclusive of depreciation and amortization)	608	628	(3.2)
General and administrative	393	317	24.0
Impairments	—	—	*
Depreciation and amortization	78	88	(11.4)
Total Operating Expense	1,779	1,759	1.1

Operating Income	1,194	1,430	(16.5)
Interest expense, net	647	676	(4.3)
Income Before Provision for Income Taxes	547	754	(27.5)
Provision for income taxes	194	270	(28.1)
Net Income	$353	$484	(27.1)

Basic and Diluted Earnings per Common Share (2)	$2.42	$3.32	(27.1)
Basic and diluted weighted-average common shares outstanding (in millions)	146	146

Notes:

(1)

These consolidated statements of income provide a comparison of the year ended December 31, 2008 adjusted results to the year ended December 31, 2007 adjusted results. The following schedules provide reconciliations from our reported GAAP results to adjusted non-GAAP results for the periods shown above.

(2)	Equity based awards granted in 2008 and 2007 had no material impact on the calculation of diluted earnings per common share.

IDEARC INC.

Consolidated Statements of Income

Adjusted (Non-GAAP)(1)

Three Months Ended December 31, 2008 Compared to Three Months Ended December 31, 2007

(dollars in millions, except per share amounts)

	3 Mos. Ended	3 Mos. Ended
Unaudited	12/31/08	12/31/07	% Change
Operating Revenue
Print products	$632	$711	(11.1)
Internet	77	75	2.7
Other	—	1	(100.0)
Total Operating Revenue	709	787	(9.9)

Operating Expense
Selling	159	182	(12.6)
Cost of sales (exclusive of depreciation and amortization)	147	159	(7.5)
General and administrative	116	96	20.8
Impairments	—	—	*
Depreciation and amortization	19	22	(13.6)
Total Operating Expense	441	459	(3.9)

Operating Income	268	328	(18.3)
Interest expense, net	156	171	(8.8)
Income Before Provision for Income Taxes	112	157	(28.7)
Provision for income taxes	38	47	(19.1)
Net Income	$74	$110	(32.7)

Basic and Diluted Earnings per Common Share (2)	$0.51	$0.75	(32.0)
Basic and diluted weighted-average common shares outstanding (in millions)	146	146

Notes:

(1)

These consolidated statements of income provide a comparison of the three months ended December 31, 2008 adjusted results to the three months ended December 31, 2007 adjusted results. The following schedules provide reconciliations from our reported GAAP results to adjusted non-GAAP results for the periods shown above.

(2)	Equity based awards granted in 2008 and 2007 had no material impact on the calculation of diluted earnings per common share.

IDEARC INC.

Consolidated Statements of Income

Reported (GAAP)

Three Months Ended December 31, 2008 Compared to Three Months Ended September 30, 2008

(dollars in millions, except per share amounts)

	3 Mos. Ended	3 Mos. Ended
Unaudited	12/31/08	9/30/08	% Change
Operating Revenue
Print products	$632	$659	(4.1)
Internet	77	75	2.7
Other	—	1	(100.0)
Total Operating Revenue	709	735	(3.5)

Operating Expense
Selling	159	176	(9.7)
Cost of sales (exclusive of depreciation and amortization)	147	151	(2.6)
General and administrative	130	110	18.2
Impairments	225	—	*
Depreciation and amortization	19	19	—
Total Operating Expense	680	456	49.1

Operating Income	29	279	(89.6)
Interest expense, net	156	162	(3.7)
Income (Loss) Before Income Taxes	(127)	117	*
Provision (benefit) for income taxes	(50)	44	*
Net Income (Loss)	$(77)	$73	*

Basic and Diluted Earnings (Loss) per Common Share (1)	$(0.53)	$0.50	*
Basic and diluted weighted-average common shares outstanding (in millions)	146	146

Note:

(1)  Equity based awards granted in 2008 and 2007 had no material impact on the calculation of diluted earnings per common share.

IDEARC INC.

Consolidated Statements of Income

Adjusted (Non-GAAP)(1)

Three Months Ended December 31, 2008 Compared to Three Months Ended September 30, 2008

(dollars in millions, except per share amounts)

	3 Mos. Ended	3 Mos. Ended
Unaudited	12/31/08	9/30/08	% Change
Operating Revenue
Print products	$632	$659	(4.1)
Internet	77	75	2.7
Other	—	1	(100.0)
Total Operating Revenue	709	735	(3.5)

Operating Expense
Selling	159	176	(9.7)
Cost of sales (exclusive of depreciation and amortization)	147	151	(2.6)
General and administrative	116	106	9.4
Impairments	—	—	*
Depreciation and amortization	19	19	—
Total Operating Expense	441	452	(2.4)

Operating Income	268	283	(5.3)
Interest expense, net	156	162	(3.7)
Income Before Provision for Income Taxes	112	121	(7.4)
Provision for income taxes	38	45	(15.6)
Net Income	$74	$76	(2.6)

Basic and Diluted Earnings per Common Share (2)	$0.51	$0.52	(1.9)
Basic and diluted weighted-average common shares outstanding (in millions)	146	146

Notes:

(1)

These consolidated statements of income provide a comparison of the three months ended December 31, 2008 adjusted results to the three months ended September 30, 2008 adjusted results. The following schedules provide reconciliations from our reported GAAP results to adjusted non-GAAP results for the periods shown above.

(2)	Equity based awards granted in 2008 and 2007 had no material impact on the calculation of diluted earnings per common share.

IDEARC INC.

Consolidated Statements of Income

Reconciliation from Reported (GAAP) to Adjusted (Non-GAAP)

Year Ended December 31, 2008

(dollars in millions, except per share amounts)

	Year Ended					Year Ended
	12/31/08	Adjustments				12/31/08
	Reported	Stock-Based	Separation	Restructuring	Impairment	Adjusted
Unaudited	(GAAP)	Compensation(3)	Costs (4)	Costs (5)	Charges (6)	(Non-GAAP)
Operating Revenue
Print products	$2,670	$—	$—	$—	$—	$2,670
Internet	300	—	—	—	—	300
Other	3	—	—	—	—	3
Total Operating Revenue	2,973	—	—	—	—	2,973

Operating Expense
Selling	700	—	—	—	—	700
Cost of sales (exclusive of depreciation and amortization)	608	—	—	—	—	608
General and administrative	436	(5)	(15)	(23)	—	393
Impairments	225	—	—	—	(225)	—
Depreciation and amortization	78	—	—	—	—	78
Total Operating Expense	2,047	(5)	(15)	(23)	(225)	1,779

Operating Income	926	5	15	23	225	1,194
Interest expense, net	647	—	—	—	—	647
Income Before Provision for Income Taxes	279	5	15	23	225	547
Provision for income taxes	96	1	5	9	83	194
Net Income	$183	$4	$10	$14	$142	$353

Basic and Diluted Earnings per Common Share	$1.25	$0.03	$0.07	$0.10	$0.97	$2.42

Operating Income	$926	$5	$15	$23	$225	$1,194
Depreciation and Amortization	78	—	—	—	—	78
EBITDA (non-GAAP) (1)	$1,004	$5	$15	$23	$225	$1,272

Operating Income margin (2)	31.2%					40.2%
Impact of depreciation and amortization	2.6%					2.6%
EBITDA margin (non-GAAP) (1)	33.8%					42.8%

Notes:

(1)

EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation, and amortization. EBITDA margin is a non-GAAP measure calculated by dividing EBITDA by total operating revenue.

(2)	Operating income margin is calculated by dividing operating income by total operating revenue.

(3)	Stock-based compensation reflects costs associated with a one-time incentive compensation award granted to most of the Company’s employees in January 2007.

(4)	Separation costs reflects costs associated with becoming a stand-alone entity as a result of the spin-off from Verizon.

(5)	Restructuring costs are associated with strategic organizational realignment and market exit initiatives.

(6)	Impairment charges are non-cash costs associated with the write down of certain intangible assets and other assets.

IDEARC INC.

Consolidated Statements of Income

Reconciliation from Reported (GAAP) to Adjusted (Non-GAAP)

Three Months Ended December 31, 2008

(dollars in millions, except per share amounts)

	3 Mos. Ended					3 Mos. Ended
	12/31/08	Adjustments				12/31/08
	Reported	Stock-Based	Separation	Restructuring	Impairment	Adjusted
Unaudited	(GAAP)	Compensation(3)	Costs (4)	Costs (5)	Charges (6)	(Non-GAAP)
Operating Revenue
Print products	$632	$—	$—	$—	$—	$632
Internet	77	—	—	—	—	77
Other	—	—	—	—	—	—
Total Operating Revenue	709	—	—	—	—	709

Operating Expense
Selling	159	—	—	—	—	159
Cost of sales (exclusive of depreciation and amortization)	147	—	—	—	—	147
General and administrative	130	(1)	(1)	(12)	—	116
Impairments	225	—	—	—	(225)	—
Depreciation and amortization	19	—	—	—	—	19
Total Operating Expense	680	(1)	(1)	(12)	(225)	441

Operating Income	29	1	1	12	225	268
Interest expense, net	156	—	—	—	—	156
Income (Loss) Before Income Taxes	(127)	1	1	12	225	112
Provision (benefit) for income taxes	(50)	—	—	5	83	38
Net Income (Loss)	$(77)	$1	$1	$7	$142	$74

Basic and Diluted Earnings (Loss) per Common Share	$(0.53)	$0.01	$0.01	$0.05	$0.97	$0.51

Operating Income	$29	$1	$1	$12	$225	$268
Depreciation and Amortization	19	—	—	—	—	19
EBITDA (non-GAAP) (1)	$48	$1	$1	$12	$225	$287

Operating Income margin (2)	4.1%					37.8%
Impact of depreciation and amortization	2.7%					2.7%
EBITDA margin (non-GAAP) (1)	6.8%					40.5%

Notes:

(1)

EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation, and amortization. EBITDA margin is a non-GAAP measure calculated by dividing EBITDA by total operating revenue.

(2)	Operating income margin is calculated by dividing operating income by total operating revenue.

(3)	The stock-based compensation costs relate to a one-time incentive compensation award granted to most of the Company’s employees in January 2007.

(4)	Separation costs are costs associated with becoming a stand-alone entity as a result of the spin-off from Verizon.

(5)	Restructuring costs are associated with strategic organizational realignment and market exit initiatives.

(6)	Impairment charges are non-cash costs associated with the write down of certain intangible assets and other assets.

IDEARC INC.

Consolidated Statements of Income

Reconciliation from Reported (GAAP) to Adjusted (Non-GAAP)

Three Months Ended September 30, 2008

(dollars in millions, except per share amounts)

	3 Mos. Ended		3 Mos. Ended
	9/30/08	Adjustments	9/30/08
	Reported	Restructuring	Adjusted
Unaudited	(GAAP)	Costs (3)	(Non-GAAP)
Operating Revenue
Print products	$659	$—	$659
Internet	75	—	75
Other	1	—	1
Total Operating Revenue	735	—	735

Operating Expense
Selling	176	—	176
Cost of sales (exclusive of depreciation and amortization)	151	—	151
General and administrative	110	(4)	106
Impairments	—	—	—
Depreciation and amortization	19	—	19
Total Operating Expense	456	(4)	452

Operating Income	279	4	283
Interest expense, net	162	—	162
Income Before Provision for Income Taxes	117	4	121
Provision for income taxes	44	1	45
Net Income	$73	$3	$76

Basic and Diluted Earnings per Common Share	$0.50	$0.02	$0.52

Operating Income	$279	$4	$283
Depreciation and Amortization	19	—	19
EBITDA (non-GAAP) (1)	$298	$4	$302

Operating Income margin (2)	37.9%		38.5%
Impact of depreciation and amortization	2.6%		2.6%
EBITDA margin (non-GAAP) (1)	40.5%		41.1%

Notes:

(1)

EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation, and amortization. EBITDA margin is a non-GAAP measure calculated by dividing EBITDA by total operating revenue.

(2)	Operating income margin is calculated by dividing operating income by total operating revenue.

(3)	Restructuring costs are associated with strategic organizational realignment and market exit initiatives.

IDEARC INC.

Consolidated Statements of Income

Reconciliation from Reported (GAAP) to Adjusted (Non-GAAP)

Year Ended December 31, 2007

(dollars in millions, except per share amounts)

	Year Ended			Year Ended
	12/31/07	Adjustments		12/31/07
	Reported	Stock-Based	Separation	Adjusted
Unaudited	(GAAP)	Compensation(3)	Costs (4)	(Non-GAAP)
Operating Revenue
Print products	$2,900	$—	$—	$2,900
Internet	285	—	—	285
Other	4	—	—	4
Total Operating Revenue	3,189	—	—	3,189

Operating Expense
Selling	726	—	—	726
Cost of sales (exclusive of depreciation and amortization)	628	—	—	628
General and administrative	404	(19)	(68)	317
Depreciation and amortization	88	—	—	88
Total Operating Expense	1,846	(19)	(68)	1,759

Operating Income	1,343	19	68	1,430
Interest expense, net	676	—	—	676
Income Before Provision for Income Taxes	667	19	68	754
Provision for income taxes	238	7	25	270
Net Income	$429	$12	$43	$484

Basic and Diluted Earnings per Common Share	$2.94	$0.08	$0.30	$3.32

Operating Income	$1,343	$19	$68	$1,430
Depreciation and Amortization	88	—	—	88
EBITDA (non-GAAP) (1)	$1,431	$19	$68	$1,518

Operating Income margin (2)	42.1%			44.8%
Impact of depreciation and amortization	2.8%			2.8%
EBITDA margin (non-GAAP) (1)	44.9%			47.6%

Notes:

(1)

EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation, and amortization. EBITDA margin is a non-GAAP measure calculated by dividing EBITDA by total operating revenue.

(2)	Operating income margin is calculated by dividing operating income by total operating revenue.

(3)	Stock-based compensation reflects costs associated with a one-time incentive compensation award granted to most of the Company’s employees in January 2007.

(4)	Separation costs reflects costs associated with becoming a stand-alone entity as a result of the spin-off from Verizon.

IDEARC INC.

Consolidated Statements of Income

Reconciliation from Reported (GAAP) to Adjusted (Non-GAAP)

Three Months Ended December 31, 2007

(dollars in millions, except per share amounts)

	3 Mos. Ended			3 Mos. Ended
	12/31/07	Adjustments		12/31/07
	Reported	Stock-Based	Separation	Adjusted
Unaudited	(GAAP)	Compensation(3)	Costs (4)	(Non-GAAP)
Operating Revenue
Print products	$711	$—	$—	$711
Internet	75	—	—	75
Other	1	—	—	1
Total Operating Revenue	787	—	—	787

Operating Expense
Selling	182	—	—	182
Cost of sales (exclusive of depreciation and amortization)	159	—	—	159
General and administrative	113	2	(19)	96
Depreciation and amortization	22	—	—	22
Total Operating Expense	476	2	(19)	459

Operating Income	311	(2)	19	328
Interest expense, net	171	—	—	171
Income Before Provision for Income Taxes	140	(2)	19	157
Provision for income taxes	40	(1)	8	47
Net Income	$100	$(1)	$11	$110

Basic and Diluted Earnings per Common Share	$0.68	$(0.01)	$0.08	$0.75

Operating Income	$311	$(2)	$19	$328
Depreciation and Amortization	22	—	—	22
EBITDA (non-GAAP) (1)	$333	$(2)	$19	$350

Operating Income margin (2)	39.5%			41.7%
Impact of depreciation and amortization	2.8%			2.8%
EBITDA margin (non-GAAP) (1)	42.3%			44.5%

Notes:

(1)

EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation, and amortization. EBITDA margin is a non-GAAP measure calculated by dividing EBITDA by total operating revenue.

(2)	Operating income margin is calculated by dividing operating income by total operating revenue.

(3)	The stock-based compensation costs relate to a one-time incentive compensation award granted to most of the Company’s employees in January 2007.

(4)	Separation costs are costs associated with becoming a stand-alone entity as a result of the spin-off from Verizon.

IDEARC INC.

Consolidated Balance Sheets

Reported (GAAP)

As of December 31, 2008 and December 31, 2007

(dollars in millions)

Unaudited	12/31/2008	12/31/2007	$ Change

Assets
Current assets:
Cash and cash equivalents	$510	$48	$462
Accounts receivable, net of allowances of $108 and $77	366	423	(57)
Deferred directory costs	282	312	(30)
Debt issuance costs	75	—	75
Deferred tax assets	49	—	49
Prepaid expenses and other	18	10	8
Total current assets	1,300	793	507
Property, plant and equipment	475	471	4
Less: accumulated depreciation	373	356	17
	102	115	(13)
Goodwill	73	73	—
Intangible assets, net	66	303	(237)
Pension assets	147	171	(24)
Non-current deferred tax assets	126	124	2
Long-term debt issuance costs	—	86	(86)
Other non-current assets	1	2	(1)
Total Assets	$1,815	$1,667	$148

Liabilities and Stockholders’ Equity (Deficit)
Current liabilities:
Current maturities of long-term debt	$9,267	$48	$9,219
Derivative liabilities	248	—	248
Accounts payable and accrued liabilities	242	272	(30)
Deferred revenue	155	209	(54)
Deferred taxes	—	28	(28)
Other	21	31	(10)
Total current liabilities	9,933	588	9,345
Long-term debt	—	9,020	(9,020)
Employee benefit obligations	287	327	(40)
Unrecognized tax benefits	85	109	(24)
Other liabilities	1	223	(222)
Stockholders’ equity (deficit):
Common stock ($.01 par value; 225 million shares authorized,148,262,447 and 146,795,971 shares issued and outstanding in 2008 and 2007, respectively)	1	1	—
Additional paid-in capital (deficit)	(8,764)	(8,776)	12
Retained earnings	494	361	133
Accumulated other comprehensive loss	(222)	(186)	(36)
Total stockholders’ equity (deficit)	(8,491)	(8,600)	109
Total Liabilities and Stockholders’ Equity (Deficit)	$1,815	$1,667	$148

IDEARC INC.

Consolidated Statements of Cash Flows

Reported (GAAP)

Year Ended December 31, 2008 Compared to Year Ended December 31, 2007

(dollars in millions)

	Year Ended	Year Ended
Unaudited	12/31/08	12/31/07	$ Change

Cash Flows from Operating Activities
Net Income	$183	$429	$(246)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	78	88	(10)
Employee retirement benefits	—	(5)	5
Deferred income taxes	(73)	(21)	(52)
Provision for uncollectible accounts	206	159	47
Impairments	225	—	225
Stock-based compensation	6	27	(21)
Changes in current assets and liabilities
Accounts receivable	(150)	(253)	103
Deferred directory costs	30	(18)	48
Other current assets	(8)	(2)	(6)
Accounts payable and accrued liabilities	(99)	(8)	(91)
Other, net	(35)	(27)	(8)
Net cash provided by operating activities	363	369	(6)

Cash Flows from Investing Activities
Capital expenditures (including capitalized software)	(56)	(46)	(10)
Acquisitions	—	(230)	230
Proceeds from sale of assets	6	26	(20)
Other, net	—	4	(4)
Net cash used in investing activities	(50)	(246)	196

Cash Flows from Financing Activities
Proceeds from issuance of long-term debt	247	—	247
Repayment of long-term debt	(48)	(47)	(1)
Dividends paid to Idearc stockholders	(50)	(200)	150
Net cash provided by (used in) financing activities	149	(247)	396
Increase (decrease) in cash and cash equivalents	462	(124)	586
Cash and cash equivalents, beginning of year	48	172	(124)
Cash and cash equivalents, end of year	$510	$48	$462

IDEARC INC.

Multi-Product Advertising Sales

(dollars in millions)

	3 Mos. Ended	3 Mos. Ended	3 Mos. Ended	Year Ended	Year Ended	Year Ended
Unaudited	12/31/08	12/31/07	12/31/06	12/31/08	12/31/07	12/31/06

Net Print Products Sales(1)	$634	$740	$784	$2,436	$2,749	$2,867
% Change year-over-year	(14.3%)	(5.6%)		(11.4%)	(4.1%)

Net Internet Sales(2)	77	75	63	300	285	230
% Change year-over-year	2.7%	19.0%		5.3%	23.9%

Net Multi-Product Advertising Sales(3)	$711	$815	$847	$2,736	$3,034	$3,097
% Change year-over-year	(12.8%)	(3.8%)		(9.8%)	(2.0%)

Notes:

(1)	Net print products sales represents the total sales value (less a provision for sales allowances) of directories published that will be amortized over the life of the directories, which is typically 12 months. Directories from preceding periods have been aligned to match the publication schedule of 2008 publications, allowing for a meaningful comparison of current publications to previous publications. Previously reported amounts have been changed to reflect subsequent adjustments.

(2)	Net Internet sales represents total revenue for our fixed-fee and performance-based advertising products less a provision for sales allowances. Fixed-fee advertising includes advertisement placement on our Superpages.com website, and website development and hosting for our advertisers. Revenue from fixed-fee advertisers is recognized monthly over the life of the advertising service. Performance-based advertising revenue is earned when consumers connect with our Superpages.com advertisers by a “click” on their Internet advertising or a phone call to their business. Revenue from performance-based advertising is recognized when there is evidence that qualifying transactions have occurred.

(3)	Net multi-product advertising sales is an operating measure used by the Company to compare advertising sales for current advertising publications and products to sales for previous advertising publications and products. It is important to distinguish net multi-product advertising sales from total operating revenue, which on our financial statements is recognized under the deferral and amortization method.

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About Idearc Inc.

Idearc Inc. (OTC:IDAR) delivers products on multiple platforms to help consumers find the information they want, wherever they are.  Idearc’s multi-platform of advertising solutions includes, but is not limited to, Idearc(R), Idearc Media(R), the Idearc logo, the Idearc Media logo, Verizon(R) Yellow Pages, Verizon(R) White Pages, Verizon(R) Yellow Pages Companion Directories, FairPoint(R) Yellow Pages, FairPoint(R) Yellow Pages Companion Directories, Superpages(R), Superpages.com(R), Switchboard(R), Switchboard.com(TM), LocalSearch.com(SM), Superpages Mobile(SM), Solutions on the Move(TM), SolutionsDirect(TM), Solutions Direct Exclusive Mailer(TM) and SuperGuarantee(SM).  For more information, visit www.idearc.com.

IDAR-G